UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2026

Linkhome Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-42652	93-4316797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17901 Von Karman Ave, Ste 450
Irvine, CA	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 680-9158

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LHAI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 15, 2026, Linkhome Holdings Inc., a Nevada corporation (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 9,657,190 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 22, 2026, are as follows:

Proposal 1: The Company’s stockholders elected Zhen “Bill” Qin, Na Li, Xiaoyu Li, Minghui Sun and Xin Liu as directors, to serve until the next annual meeting of stockholders of the Company and until their respective successors are duly elected and qualified, by the following vote. Leung Tsz Kan was not elected as a director, as indicated by the following vote:

Name	For	Against	Withheld	Broker Non-Votes
Zhen “Bill” Qin	8,753,757	9,326	242	893,864
Na Li	8,753,243	9,862	221	893,863
Xiaoyu Li	8,753,638	9,467	221	893,863
Minghui Sun	8,752,274	10,831	221	893,863
Xin Liu	8,742,720	20,385	221	893,863
Leung Tsz Kan	205,151	8,557,954	221	893,863

Proposal 2: The Company’s stockholders voted to ratify the appointment of Simon & Edward, LLP, to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2025, by the following vote:

For	Against	Abstentions
9,641,572	10,872	4,746

Proposal 3: The Company’s stockholders voted to adopt the Company’s 2026 Equity Incentive Plan by the following vote:

For	Against	Abstentions	Broker Non-Votes
8,716,061	46,720	546	893,863

Proposal 4: The Company’s stockholders voted to authorize the Company’s board of directors (the “Board”) to amend the Company’s amended and restated articles of incorporation to effect one or more reverse stock splits of all outstanding shares of the Company’s common stock, par value $0.001 per share, by a ratio in the range of one-for-five (1-for-5) to one-for-twenty (1-for-20), to be determined in the Board’s sole discretion, at any time after approval of such amendment and no later than the one year anniversary of such approval by the following vote:

For	Against	Abstentions
9,346,302	309,064	1,823

Proposal 5: The Company’s stockholders voted to consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof:

For	Against	Abstentions	Broker Non-Votes
8,723,636	39,284	407	893,863

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2026

Linkhome Holdings Inc.

By:	/s/ Bill Qin
Name:	Bill Qin
Title:	Chief Executive Officer

2